SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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UFOOD RESTAURANT GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[UFood Letterhead]

August 6, 2008

Dear Fellow UFood Stockholder:

You are cordially invited to attend our 2008 Annual Meeting of Stockholders to be held on Friday, August 29, 2008, at 10 a.m. local time at the offices of the company located at 255 Washington Street, Suite 100, Newton, Massachusetts 02458.

Enclosed herein are the Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10-KSB and proxy card from the Board of Directors of UFood Restaurant Group, Inc. The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Stockholders Meeting and Proxy Statement.

Please use this opportunity to take part in our business by voting on the matters to come before this meeting. Please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting. Voting by returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

As described in the enclosed materials, the Company’s Board of Directors has approved the matters included in these proposals, and believes that they are fair to, and in the best interests of, the Company’s stockholders. The Board of Directors recommends a vote “FOR” each of the proposals being presented to the stockholders.

I look forward to seeing you on August 29.

Very truly yours,

George A. Naddaff
Chief Executive Officer

If you plan to attend the 2008 Annual Meeting on August 29, 2008, as a courtesy to the building management, we request that you inform us of your intentions so that we can notify the front desk of your attendance. Please notify Molly Taussig by phone at 617-787-6000 if you plan to attend.

UFood Restaurant Group, Inc.
255 Washington Street, Suite 100
Newton, MA 02458

Notice of
Annual Meeting of Stockholders
To Be Held Friday, August 29, 2008

To Our Stockholders:

Our 2008 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on August 29, 2008 at 10 a.m., local time, at the offices of the company located at 255 Washington Street, Suite 100, Newton, MA 02458.

At the Annual Meeting you will be asked to consider and vote upon the following matters:

1. The election of five directors to our Board of Directors, each to serve until our 2009 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal.

2.  The amendment of the Company’s 2007 Equity Incentive Plan (the “Equity Incentive Plan”) in order to increase the total number of shares of common stock reserved for issuance under the Equity Incentive Plan from 3,000,000 shares to 6,000,000 shares;

3. The ratification of the appointment of Carlin, Charron & Rosen LLP as our independent registered public accountants for the fiscal year ending December 28, 2008.

4. To transact any other business that may properly come before the 2008 Annual Meeting of Stockholders or any adjournment or postponement of the meeting.

These items of business are more fully described in the attached Proxy Statement. Only stockholders of record at the close of business on July 28, 2008 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person, please cast your vote by completing, dating, signing and promptly returning the enclosed proxy card in the enclosed postage-paid envelope before the Annual Meeting so that your shares will be represented at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

George A. Naddaff
Chief Executive Officer and
Chairman of the Board of Directors

Newton, Massachusetts
August 6, 2008

UFood Restaurant Group, Inc.
255 Washington Street, Suite 100
Newton, MA 02458

Proxy Statement

August 6, 2008

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of UFood Restaurant Group, Inc., a Nevada corporation (referred to herein as “UFood” or the “Company”), for use at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 29, 2008, at 10 a.m., local time, at the offices of the Company located at 255 Washington Street, Suite 100, Newton, Massachusetts 02458. This Proxy Statement and the accompanying form of proxy card are being mailed on or about August 6, 2008 to stockholders of record on July 28, 2008. Our Annual Report on Form 10-KSB for the fiscal year ended December 30, 2007 is enclosed with this Proxy Statement.

At the Annual Meeting, stockholders will be asked to consider and vote upon three proposals: (1) the election of five directors to serve until the 2009 Annual Meeting of Stockholders (the "Election of Directors"); (2) the amendment of our 2007 Equity Incentive Plan (the “Equity Incentive Plan”) to increase the shares of common stock reserved for issuance from 3,000,000 to 6,000,000 shares; and (3) the ratification of the selection of the Company's independent registered public accountants (the "Ratification of Accountants").

If a proxy in the accompanying form is properly executed and returned to the Company in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that it is to be voted against or is an abstention on a listed matter, proxies will be voted “FOR” each of the three proposals set forth above and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

Voting

Each stockholder is entitled to one vote for each share of UFood common stock (“Common Stock”) that the stockholder owns as of July 28, 2008 with respect to all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

Record Date

Only stockholders of record at the close of business (5:00 p.m. Eastern Daylight Time) on July 28, 2008 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Stockholders of record will be entitled to one vote for each share of Common Stock held. For information regarding holders of more than 5% of the outstanding Common Stock, see “Security Ownership of Certain Beneficial Owners and Management.”

Outstanding Shares

At the close of business on the Record Date, there were 34,812,395 shares of Common Stock outstanding. The closing price of our Common Stock on the Record Date, as reported by the OTC Bulletin Board, was $1.30 per share.

Quorum; Effect of Abstentions and “Broker Non−Votes”

Two stockholders, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

If stockholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers’ shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of any of the proposals.

If a stockholder does not give a proxy to his/her broker with instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against “routine” matters, such as the election of directors to our Board and the ratification of Carlin, Charron & Rosen LLP as our independent registered public accountants. Brokers cannot vote on their customers’ behalf on “non−routine” proposals. These rules apply to us notwithstanding the fact that shares of our Common Stock are traded on the OTC Bulletin Board. If a broker votes shares that are unvoted by its customers for or against a “routine” proposal, these shares are counted for the purpose of establishing a quorum and will also be counted for the purpose of determining the outcome of such “routine” proposals. If a broker chooses to leave these shares unvoted, even on “routine” proposals, they will be counted for the purpose of establishing a quorum, but not for determining the outcome of any of the proposals.

Voting Rights; Required Vote

Holders of Common Stock are entitled to one vote for each share held as of the Record Date. The effect of abstentions (i.e. if you or your broker mark “ABSTAIN” on a proxy card) and broker non−votes on the counting of votes for each proposal is described below. Broker non−votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker holding shares in street name for the beneficial owner thereof does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers cannot vote on their clients’ behalf on “non−routine” proposals. For the purpose of determining whether stockholders have approved a matter, abstentions are treated as shares present or represented and voting. Broker non−votes are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved a matter, though they are counted toward the presence of a quorum as discussed above.

The votes required to approve each proposal are as follows:

• Election of Directors. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. Abstentions and broker non−votes are not taken into account in determining the outcome of the election of directors.

• Remaining Proposals. Approval of the remaining proposals requires the affirmative vote by holders of at least a majority of the shares of Common Stock who attend the Annual Meeting in person, or are represented at the Annual Meeting by proxy. Abstentions will have the effect of a vote against this proposal, while broker non−votes will not be taken into account in determining the outcome of the vote on these proposals.

Accordingly, abstentions, broker non-votes or the failure to either return a proxy or to attend the Annual Meeting will be deemed not to have voted on the Election of Directors, the proposed increase to the Equity Incentive Plan and the Ratification of Accountants.

The Named Executive Officers and the Directors of the Company will vote the shares of Common Stock beneficially owned or controlled by them (representing approximately 7.4% of the shares of Common Stock issued and outstanding) in favor of each of the proposals discussed above.

You may revoke your proxy at any time before it is voted. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. You may revoke your proxy at any time before it is voted by delivering written notice of revocation to the Corporate Secretary at UFood Restaurant Group, Inc., 255 Washington Street, Suite 100, Newton, Massachusetts 02458, by executing and delivering a subsequently dated proxy, or by attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of a stockholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the Common Stock and that the broker, bank or other nominee is not voting the shares at the Annual Meeting.

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors with respect to the proposals described herein.

A quorum of stockholders is necessary to take action at the Annual Meeting. The presence, in person or by proxy, of two stockholders of the Company entitled to vote at the meeting will constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspector of elections appointed for the Annual Meeting and will be counted as present for purposes of determining whether a quorum is present. The inspector of elections will treat broker non-votes as present and entitled to vote for purposes of determining whether a quorum is present.

Voting of Proxies

If you complete and properly sign each proxy card you receive and return it in the prepaid envelope to us, it will be voted in accordance with the specifications made on the proxy card. If no specification is made on a signed and returned proxy card, the shares represented by the proxy will be voted “FOR” each proposal, including “FOR” the election to the Board of each of the nominees named on the proxy card, and “FOR” any other matter that may be properly brought before the Annual Meeting. If you attend the Annual Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast in person at the Annual Meeting.

Adjournment of Meeting

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.

Expenses of Soliciting Proxies

The expenses of solicitation, including the cost of printing and mailing, will be paid by the Company. After the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph, facsimile, e-mail or in person. After the original mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our Common Stock forward copies of the proxy cards and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. The Company may reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and shall have been qualified. Vacancies and newly-created directorships resulting from any increase in the number of authorized directors may be filled by a majority vote of the directors then in office.

At the Annual Meeting, stockholders of the Company are being asked to elect five directors, all of whom currently serve in that capacity. Unless a stockholder withholds authority, the holders of proxies representing shares of Common Stock will vote “FOR” the election of each of the nominees listed below.

Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director. However, if a nominee shall be unavailable for any reason, then the proxies may be voted for the election of such person as may be recommended by the Board of Directors.

Directors/Nominees

The names of the nominees, their ages as of July 28, 2008, and certain information about them are set forth below:

Name	Age	Position
George Naddaff	78	Chairman of the Board
Charles Cocotas	72	Director
Robert C. Grayson	63	Director
Jeffrey Ross	63	Director
Mark Giresi	50	Director

George Naddaff has been our Chairman and Chief Executive Officer since the merger of a wholly-owned subsidiary of the Company with and into KnowFat Franchise Company, Inc. (“KnowFat”) on December 18, 2007. Prior to the merger Mr. Naddaff was KnowFat’s Co-Chief Executive Officer since February 2004, its CEO since September 2007 and its Chairman of the Board since March 2004. From February 1986 to February 2004, he was Chief Executive Officer of Business Expansion Capital, Inc., an investment firm located in Newton, Massachusetts. From 1997 to 2001, he held various management positions (including acting Chief Executive Officer) at Ranch*1, Inc., a franchisor of quick service restaurants with its headquarters in New York, New York.

Charles A. Cocotas has been our President and Chief Operating Officer and a director since the merger with KnowFat on December 18, 2007. Mr. Cocotas joined KnowFat as a consultant in May 2007. In September 2007 he was appointed as KnowFat’s President and Chief Operating Officer. From 1999 to 2007, Mr. Cocotas was principal of the Charles A. Cocotas Restaurant Consulting firm in Massachusetts. He is an experienced executive with more than 35 years experience in the restaurant industry, which included the launch of start-up ventures as well as turn-arounds with established corporations operating both Company and franchise restaurants.

Robert C. Grayson has been a director of KnowFat since 2004 and a director of UFood since the merger. Since 1992 Mr. Grayson has been President and Chief Executive Officer of RC Grayson and Associates, a retail-oriented consulting firm in New York City. Mr. Grayson has many years of experience in the retail industry, and currently serves as a director of St. John’s Knits, Inc., Kenneth Cole and Lillian August Designs, Inc.

Jeffrey Ross has been a director of KnowFat since 2005 and a director of UFood since the merger. Since 1999 he has been Managing Partner of RossFialkow Capital Partners, an investment advisory firm specializing in private equity and merger and acquisition transactions. From January 1997 to July 1997, he was President and Chief Executive Officer of Hearthstone Assisted Living, a chain of assisted living facilities in Houston, Texas.

Mark Giresi has been a director of KnowFat since December 6, 2007, and a director of UFood since the merger. From February 2000 until May 2008, Mr. Giresi worked for Limited Brands where, as Executive Vice President, he was responsible for the retail operation of Victoria’s Secret, Bath & Body Works, Express and The Limited, as well as the Company’s real estate, store design and construction and loss prevention functions. Most recently he led the strategic growth of Victoria’s Secret and Bath & Body Works outside of the United States. Prior to Limited Brands, Mr. Giresi spent almost 16 years at Burger King Corporation where he held several executive positions including Senior Vice President of U.S. Franchise Operations and Development and Worldwide General Counsel. Mr. Giresi holds a Bachelor of Sciences degree in accounting from Villanova University and a Juris Doctorate of Law degree from Seton Hall Law School.

Composition of Board of Directors

The number of directors which shall constitute the whole Board of Directors shall be not less than one nor more than nine. The five current directors will stand for re-election at the Annual Meeting as described in this Proxy Statement.

Board of Directors Meetings and Committees

During the fiscal year ended December 30, 2007, the Board of Directors met two (2) times, including telephone conference meetings, and acted by unanimous written consent on four (4) occasions. No director attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which the director served during the fiscal year.

The Board has three standing committees: the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee. The functions of each of these committees and their members are specified below.

The members of the three committees are identified in the following table.

Director	Nominating and Corporate Governance Committee	Audit Committee	Compensation Committee

Mark Giresi		Member	Member
Robert Grayson	Member		Member
Jeffrey Ross	Member		Member
Charles Ramat*	Member	Member

* Mr. Ramat resigned as a director on February 29, 2008.

Although we are not currently subject to the listing standards of any exchange or to the SEC rules pertaining to director independence, the Board has determined that Messrs. Grayson and Giresi are independent directors as that term is defined by applicable listing standards of the Nasdaq stock market and SEC rules, including the rules relating to the independence standards of an audit committee and the non-employee definition of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Jeffrey Ross, who is not an independent director, is a member of the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors.

Audit Committee.  The Audit Committee was designated by the Board of Directors on February 12, 2008. Accordingly, the Audit Committee did not meet in fiscal year 2007.  The members of the Audit Committee are independent directors under applicable SEC and Nasdaq stock market rules. Our Board of Directors has determined that there is no financial expert serving on our Audit Committee. Since we are not a listed issuer as that term is defined in Rule 10A-3 under the Exchange Act, we are not required to have a financial expert serving on our Audit Committee. The Audit Committee has not adopted a charter.

The Audit Committee’s responsibilities include: (i) selecting, approving the compensation of, and assessing the independence of our registered public accounting firm; (ii) overseeing the work of our registered public accounting firm; (iii) reviewing with management and our registered public accounting firm the effect of regulatory and accounting initiatives; (iv) reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures; and (v) meeting independently with our registered public accounting firm and management.

Compensation Committee. The Compensation Committee was designated by the Board of Directors on February 12, 2008. Accordingly, the Compensation Committee did not meet in fiscal year 2007. Messers. Giresi and Grayson of the Compensation Committee are independent directors under applicable stock exchange rules. No member of the Compensation Committee was an officer or employee of the Company during the fiscal year ended December 30, 2007. The Compensation Committee has not adopted a charter.

The Compensation Committee is responsible for implementing and reviewing executive compensation plans, policies and programs in an effort to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company’s business objectives and to align the interests of executive officers with the long-term interests of the Company’s stockholders. To that end, it is the responsibility of the Compensation Committee to develop and approve periodically a general compensation policy and salary structure for executive officers of the Company which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate. It is the responsibility of the Compensation Committee to review and recommend for approval by the independent directors of the full Board of Directors the compensation (salary, bonus and incentive compensation) of the Chief Executive Officer of the Company, to review and approve the compensation (salary, bonus, incentive and other compensation) of the other executive officers of the Company, and to review and approve perquisites offered to executive officers of the Company. This group shall also review and approve corporate goals and objectives relevant to the compensation of executive officers of the Company, evaluate performance in light of the goals and objectives, and review and approve all employment, retention and severance agreements for executive officers of the Company. The Compensation Committee acts on behalf of the Board of Directors in administering compensation plans approved by the Board and/or the stockholders of the Company (including the Company’s 2007 Equity Incentive Plan) in a manner consistent with the terms of such plans, reviews and makes recommendations to the Board of Directors with respect to new compensation incentive and equity-based plans, and reviews and make recommendations to the Board on changes in major benefit programs for executive officers of the Company. The Compensation Committee also reviews the management succession program for the Chief Executive Officer and selected executive officers of the Company.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was designated by the Board of Directors on February 12, 2008. Accordingly, the Nominating and Corporate Governance Committee did not meet in fiscal year 2007. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board of Directors, and recommending to the Board of Directors the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board. The Nominating and Corporate Governance Committee has not adopted a charter.

Directors are not required to meet any specific or minimum qualifications. The Nominating and Corporate Governance Committee does, however, use certain selection criteria as a guide in its selection process including the following: (i) nominees should have a reputation for integrity, honesty and adherence to high ethical standards; (ii) nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company; (iii) nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board of Directors and its committees; (iv) nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders; (v) nominees should not have, or appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director; and (iv) nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Nominating and Corporate Governance Committee is also responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

The Nominating and Corporate Governance Committee will consider nominees for the Board of Directors recommended by stockholders. Nominations by stockholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company’s Common Stock. Nominations must be delivered to following address:

Nominating and Corporate Governance Committee
UFood Restaurant Group, Inc.
c/o Corporate Secretary
255 Washington Street, Suit 100
Newton, MA 02458

Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as director if elected. The Nominating and Corporate Governance Committee is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors.

Director Attendance at the Annual Meeting

Although the Company does not have a formal policy with respect to the attendance of members of our Board of Directors at annual meetings, the Company welcomes directors to attend the annual meeting. The Company did not have an annual meeting last year. We expect that some of our directors will attend this year's Annual Meeting.

Compensation of Directors

On February 12, 2008, the Company’s Board of Directors approved the following compensation for non-employee directors:

(a)
Each non-employee director was granted non-qualified options to purchase 100,000 shares of the Company’s Common Stock at an exercise price equal to the closing stock price on February 11, 2008. Such grant represents a tri-annual retainer for the 2008, 2009 and 2010 fiscal years. The options granted vest weekly over 36 months and expire February 11, 2018.

(b)
Each non-employee director who serves as chairman of the Audit, Compensation or Nominating and Corporate Governance committee shall receive an annual grant of non-qualified options to purchase 3,000 shares the Company’s Common Stock. All other members of each committee shall receive an annual grant of non-qualified options to purchase 2,500 shares of the Company’s Common Stock.

KnowFat did not award stock options or other compensation to its directors in 2006 or 2007. The Company’s directors are reimbursed for reasonable and necessary out-of-pocket expenses incurred in connection with their service to the Company, including travel expenses.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINATED DIRECTOR.

PROPOSAL NO. 2

AMENDMENT TO THE EQUITY INCENTIVE PLAN

Background

Our Board of Directors and stockholders adopted the 2007 Equity Incentive Plan on August 17, 2007. On February 12, 2008, the Board of Directors adopted a resolution, subject to stockholder approval, to amend the Equity Incentive Plan to increase the number of shares of Common Stock issuable thereunder from 3,000,000 to 6,000,000.

The Board of Directors believes that stock options are valuable tools for the recruitment, retention and motivation of qualified employees, including officers, and other persons who can contribute materially to the Company’s success. As of July 28, 2008, only 192,288 shares of Common Stock were available for award under the Equity Incentive Plan. During the fiscal year ended December 30, 2007, options to purchase 1,750,000 shares of our Common Stock were awarded to key employees. We may hire additional management and non-management employees as a result of future business acquisitions or other growth of the Company. The Board of Directors believes that it is important to have additional shares available under the Equity Incentive Plan to provide adequate incentives to new employees and other key members of the Company’s workforce. The material features of the Equity Incentive Plan, including the proposed amendment, are outlined below. The following summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan, a copy of which has been filed with the Securities and Exchange Commission (the “SEC”).

2007 Equity Incentive Plan

Purpose

The purpose of the Equity Incentive Plan is to provide an incentive to employees, directors, consultants and others who are in a position to contribute materially to the long term success of the Company, to increase such person’s interest in the Company’s welfare and to aid in retaining individuals with outstanding ability. The Equity Incentive Plan is administered by the Board of Directors of the Company.

Eligibility; Number of Shares Issuable

The Equity Incentive Plan currently provides for the grant to employees, officers, directors and consultants of up to 3,000,0000 shares of Common Stock. The proposed amendment would increase the number of shares issuable under the Equity Incentive Plan to 6,000,000. If an incentive award granted under the Equity Incentive Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the Equity Incentive Plan. Shares issued under the Equity Incentive Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of acquiring another entity are not expected to reduce the maximum number of shares available under the Equity Incentive Plan. In addition, the number of shares of Common Stock subject to the Equity Incentive Plan, any number of shares subject to any numerical limit in the Equity Incentive Plan, and the number of shares and terms of any incentive award are expected to be adjusted in the event of any change in our outstanding Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Administration

The Compensation Committee of the Board administers the Equity Incentive Plan. Subject to the terms of the Equity Incentive Plan, the Compensation Committee has complete authority and discretion to determine the terms of awards under the Equity Incentive Plan.

Grants

The Equity Incentive Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Internal Revenue Code, as amended, and stock appreciation rights, as described below:

●
Options granted under the Equity Incentive Plan entitle the grantee, upon exercise, to purchase a specified number of shares from us at a specified exercise price per share. The exercise price for shares of Common Stock covered by an option cannot be less than the fair market value of the Common Stock on the date of grant unless agreed to otherwise at the time of the grant.

●
Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the Compensation Committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

●
The Compensation Committee may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable and other terms and conditions.

●
The Equity Incentive Plan authorizes the granting of stock awards. The Compensation Committee will establish the number of shares of Common Stock to be awarded and the terms applicable to each award, including performance restrictions.

●
Stock appreciation rights (SARs) entitle the participant to receive a distribution in an amount not to exceed the number of shares of Common Stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of Common Stock on the date of exercise of the SAR and the market price of a share of Common Stock on the date of grant of the SAR.

Duration, Amendment and Termination

The Board has the power to amend, suspend or terminate the Equity Incentive Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of Common Stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year. Unless sooner terminated, the Equity Incentive Plan would terminate ten years after it is adopted.

Securities Authorized for Issuance under Equity Compensation Plans

As of the end of fiscal year 2007, UFood had the following securities authorized for issuance under its equity compensation plans (including the Equity Incentive Plan and the 2004 Stock Option Plan):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,254,702	$0.95	1,050,000
Equity compensation plans not approved by security holders	89,070	$0.66	0
Total	2,343,772	$0.94	1,050,000

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE THEREUNDER FROM 3,000,000 TO 6,000,000.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of our Board of Directors has selected Carlin, Charron & Rosen LLP (“CCR”) as the independent registered public accountants to perform the audit of our financial statements for our fiscal year ending December 28, 2008, and our stockholders are being asked to ratify the Audit Committee’s selection. CCR has served as our independent auditors since February 2008. Representatives of the accounting firm are expected to be present at the Annual Meeting, have the opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

On February 12, 2008, our Board of Directors unanimously approved the dismissal of Manning Elliot LLP (“Manning Elliot”) as our principal accountants and CCR as our new principal accountants. The Audit Committee of the Board did not separately approve the dismissal, though all members of the committee were present at the Board meeting.

During our two most recently completed fiscal years and the subsequent interim period preceding the decision to change principal accountants, there were no disagreements with Manning Elliot on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Manning Elliot, would have caused it to make references to the subject matter of the disagreement in connection with its report. Manning Elliot’s report to our directors and stockholders dated June 13, 2007, which is included in our Form 10-KSB filed with the Securities and Exchange Commission on June 27, 2007, indicated Manning Elliot’s “substantial doubt about the Company’s ability to continue as a going concern.” Manning Elliot’s reports on our financial statements for the past two years did not otherwise contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recently completed fiscal years and the subsequent interim period preceding the decision to change principal accountants, there were no reportable events as defined in Regulation S-K Item 304(a)(v).

We provided Manning Elliot with a copy of the disclosures made by us in a current report filed with respect to their dismissal (which were substantially the same as the statements made above), and at our request Manning Elliot furnished us with a letter stating that it agrees with the statements as they relate to Manning Elliot. A copy of this letter was filed as Exhibit 16.1 to our Current Report on Form 8-K/A filed with the SEC on March 11, 2008, and is incorporated herein by reference.

We engaged CCR as our principal accountants effective as of February 12, 2008. During our two most recent fiscal years and the subsequent interim period prior to engaging CCR, neither we nor anyone on our behalf consulted with CCR regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us by CCR that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; provided, however, that on December 18, 2007, a wholly-owned subsidiary of ours merged with and into KnowFat, with KnowFat as the surviving corporation in the merger, and prior to the merger, CCR was the principal accountant of KnowFat since March 2004.

The following table sets forth the fees we paid to CCR during our fiscal years ended December 30, 2007 and December 31, 2006 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other services rendered.

	Year Ended
	December 30, 2007	December 31, 2006
Audit fees (1)	$35,344	$24,055
Audit-related fees	--	--
Tax fees (2)	20,380	4,051
All other fees (3)	70,085	--
Total fees	$125,809	$28,106

(1)
Audit fees represent payments made by KnowFat to CCR in 2007 and 2006 for professional services in connection with the audit of its annual financial statements. The payments were made prior to the merger on December 18, 2007 and, therefore, were not approved by the Audit Committee.

(2)
Tax fees represent payments made by KnowFat to CCR in 2007 and 2006 for their preparation of Knowfat’s federal and state income tax returns. The payments were made prior to the merger on December 18, 2007 and, therefore, were not approved by the Audit Committee.

(3)
All other fees are comprised of (i) $55,085 paid to CCR for professional services in connection with their review of KnowFat’s 2007 quarterly financial statements and the Current Report on Form 8-K filed on December 26, 2007 in connection with the merger and (ii) $15,000 for accounting assistance prior to the merger. These amounts were not approved by the Audit Committee.

Audit Committee Pre−Approval Policies and Procedures

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s independent registered public accountants.  The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services.  The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members.  The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting.  The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.

THE BOARD RECOMMENDS A VOTE “FOR ”RATIFICATION OF THE APPOINTMENT OF CARLIN, CHARRON AND ROSEN LLP.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company is composed of one independent director. The Board of Directors has made a determination that the member of the Audit Committee satisfies the independence and other requirements of applicable exchange and SEC rules. Our Board of Directors has determined that there is no financial expert serving on our Audit Committee. Since we are not a listed issuer as that term is defined in Rule 10A-3 under the Exchange Act, we are not required to have a financial expert serving on our Audit Committee.

The Audit Committee is responsible for, among other things: (i) selecting, approving the compensation of, and assessing the independence of our registered public accounting firm; (ii) overseeing the work of our registered public accounting firm; (iii) reviewing with management and our registered public accounting firm the effect of regulatory and accounting initiatives; (iv) reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures; and (v) meeting independently with our registered public accounting firm and management.

The following is a report on the Audit Committee’s activities relating to the fiscal year ended December 30, 2007.

Review of Audited Financial Statements with Management

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements as of December 30, 2007 and for the year then ended with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountants

The Audit Committee has discussed with Carlin, Charron & Rosen LLP, the Company’s independent auditors (“CCR”), the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received from CCR the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with CCR matters relating to the firm’s independence from the Company.

Recommendation That Financial Statements Be Included in the Annual Report

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements described above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 30, 2007 for filing with the Securities and Exchange Commission.

July 31, 2008

Mark Giresi, Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our common stock as of June 30, 2008, by (i) each person who, to our knowledge, owns more than 5% of the Common Stock; (ii) each of our directors and executive officers; and (iii) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following tables, each person named in the table has sole voting and investment power and that person’s address is c/o UFood Restaurant Group, Inc., 255 Washington Street, Suite 100, Newton, Massachusetts 02458. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of June 30, 2008 are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class+

George Naddaff(1)	3,506,769	9.6%
Charles A. Cocotas(2)	337,823	1.0%
Eric Spitz(3)	927,672	2.7%
Robert C. Grayson(4)	121,131	*
Jeffrey Ross(5)	166,459	*
Mark Giresi(6)	20,648	*
Glenn Davis(7)	14,988	*
Directors and Executive Officers as a group(1)-(7)	5,095,490	13.7%

Alan Antokal(8)	2,373,029	6.8%
Kevin Kimberlin(9)	4,483,712	12.5%
Spencer Trask Ventures, Inc.
535 Madison Avenue
New York, NY 10022

* Less than one percent
+ Based on 34,812,395 shares of common stock issued and outstanding as of June 30, 2008.

(1)
Includes 1,600,012 shares of Common Stock beneficially owned by Mr. Naddaff. Also includes 184,533 shares of Common Stock issuable upon exercise of warrants currently exercisable or exercisable within 60 days of June 30, 2008 and 1,722,224 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of June 30, 2008. Does not include 777,776 shares of Common Stock issuable upon exercise of options granted to Mr. Naddaff which will not be exercisable within 60 days of June 30, 2008.

(2)
Consists of 337,823 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of June 30, 2008. Does not include 367,851 shares of Common Stock issuable upon exercise of options granted to Mr. Cocotas which will not be exercisable within 60 days of June 30, 2008.

(3)
Includes 774,888 shares of Common Stock beneficially owned by Mr. Spitz. Also includes 152,784 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of June 30, 2008. Does not include an additional 97,216 shares of Common Stock issuable upon exercise of options granted to Mr. Spitz which will not be exercisable within 60 days of June 30, 2008.

(4)
Includes 74,815 shares of Common Stock beneficially owned by Mr. Grayson. Also includes 25,668 shares of Common Stock issuable upon exercise of warrants currently exercisable or exercisable within 60 days of June 30, 2008 and 20,648 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of June 30, 2008. Does not include an additional 84,352 shares of Common Stock issuable upon exercise of options granted to Mr. Grayson which will not be exercisable within 60 days of June 30, 2008.

(5)
Includes 122,646 shares of Common Stock beneficially owned by Mr. Ross. Also includes 18,594 shares of Common Stock issuable upon exercise of warrants currently exercisable or exercisable within 60 days of June 30, 2008 and 25,219 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of June 30, 2008. Does not include an additional 84,352 shares of Common Stock issuable upon exercise of options granted to Mr. Ross which will not be exercisable within 60 days of June 30, 2008.

(6)
Includes 20,648 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of June 30, 2008. Does not include an additional 84,352 shares of Common Stock issuable upon exercise of options granted to Mr. Giresi which will not be exercisable within 60 days of June 30, 2008.

(7)
Includes 6,000 shares of Common Stock beneficially owned by Mr. Davis. Also includes 8,988 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of June 30, 2008. Does not include an additional 41,012 shares of Common Stock issuable upon exercise of options granted to Mr. Davis which will not be exercisable within 60 days of June 30, 2008.

(8)
Includes 2,307,677 shares of Common Stock beneficially owned by Mr. Antokal. Also includes 65,352 shares of Common Stock issuable upon exercise of options or warrants currently exercisable or exercisable within 60 days of June 30, 2008.

(9)
Based upon a Schedule 13D filed with the SEC by Kevin B. Kimberlin on July 17, 2008, includes 102,125 shares of common stock held by Spencer Trask Breakthrough Partners, LLC (“STBP”) and 3,240,000 shares of common stock held by Spencer Trask Investment Partners, LLC. Also includes warrants to purchase (i) 51,063 share of common stock held by STBP, (ii) 372,500 shares of common stock held by Concord Equities Group, Inc., (iii) 358,584 shares of common stock held by Spencer Trask & Co., and (iv) 359,440 shares of common stock held by Washington Associates, LLC, all of which are currently exercisable. Kevin Kimberlin may be deemed to beneficially own the shares of common stock and currently exercisable warrants listed in this footnote 9.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth, for the last two fiscal years, the compensation earned by our Chief Executive Officer and the only other highly compensated executive officer who received annual compensation in excess of $100,000. Each of the named executive officers (the “Named Executive Officers”) is entitled to certain payments in connection with resignation, retirement or other termination, as described more fully under the heading “Agreements with Executive Officers and Consultants.”

Name and Principal Position(s) (a)	Year (b)	Salary(c)	Bonus (d)	Stock Awards (e)	Option Awards (f)	Non-Equity Incentive Plan Compensation (g)	Nonqualified Deferred Compensation Earnings (h)	All Other Annual Compensation (i)	Total (j)
George Naddaff,	2007	$221,045	$-0-	$-0-	$136,879	$-0-	$-0-	$22,840	$357,924
Chairman and CEO	2006	$209,257	$-0-	$-0-	$-0-	$-0-	$-0-	$125,000	$334,257

Eric Spitz,	2007	$196,391	$25,000	$-0-	$34,219	$-0-	$-0-	$0	$255,610
Executive Vice President of Business Development	2006	$200,924	$-0-	$-0-	$-0-	$-0-	$-0-	$0	$200,924

(1)
The amount shown for option awards (column (f)) is based upon the estimated fair value of stock options granted to the named executive and represents the amount of compensation expense we recognized in our consolidated financial statements for the indicated fiscal year. The fair value of the stock option award(s) was determined using a Black Scholes option pricing model and the assumptions for expected option term, volatility of our Common Stock, risk-free interest rate and expected annual dividend yield disclosed in Note 11, Stock-Based Compensation, of the Notes to our 2007 Consolidated Financial Statements included in the Company’s annual report.

(2)
All Other Annual Compensation (column (i)) earned by Mr. Naddaff in 2007 represents the amount of expense we recognized in our 2007 Consolidated Financial Statements for the repricing of 184,533 warrants issued to Mr. Naddaff in 2006 for his personal guaranty of KnowFat’s obligations to TD BankNorth, N.A. (the “Bank”). Immediately prior to the consummation of the merger with KnowFat, the exercise price of all outstanding KnowFat warrants was reduced to $1.00 and such exercise price was not affected by the conversion ratio in the merger.

(3)
All Other Compensation earned by Mr. Naddaff in 2006 represents amounts paid to him for the sale of franchise locations. (See Note 15, Related Party Transactions of the Notes to our 2007 Consolidated Financial Statements, included in our annual report.)

The salaries of Mr. Naddaff and Mr. Spitz are currently $300,000 and $175,000, respectively.

Agreements with Executive Officers and Consultants

On May 1, 2004, KnowFat entered into a Founders’ Agreement with each of (i) George Naddaff, our current Chairman and Chief Executive Officer and (ii) Eric Spitz, our current Executive Vice President of Business Development (each, a “Founder”). Under the Founder’s Agreements, all 1,000,000 shares of KnowFat common stock granted to Mr. Naddaff have vested and all 500,000 shares of KnowFat common stock granted to Mr. Spitz have vested.

KnowFat entered into an employment contract on October 15, 2007, with each Founder that provides: (i) the term of each employment agreement is for three years; (ii) the base salary for Mr. Naddaff and Mr. Spitz is $300,000 and $175,000, respectively, plus benefits; (iii) Mr. Naddaff and Mr. Spitz were granted options to purchase 1,500,000 and 250,000 our shares, respectively, under the Equity Incentive Plan; and (iv) if a Founder’s employment is terminated by KnowFat without cause, or by the Founder as a result of a constructive termination by KnowFat, or as a result of the Founder’s death or disability, then KnowFat is obligated to pay severance (consisting of salary and benefits as in effect at the time of termination) to the Founder (or the Founder’s legal representatives) for a period equal to the lesser of 12 months or the then-remaining balance of the employment term. The options referenced above have an exercise price of $1.00 per share, have a term of ten years and vest over a three-year period as follows: (A) Mr. Naddaff’s options to purchase (i) 500,000 shares vested upon the grant of the options and (ii) 1,000,000 shares vest in equal monthly amounts of approximately 27,778 shares over a three year period through December 17, 2010; and (B) Mr. Spitz’s options to purchase (i) 125,000 shares vested upon the grant of the options and (ii) 125,000 shares vest in equal monthly amounts of approximately 3,472 shares over a three year period through December 17, 2010. If Mr. Spitz terminates his employment voluntarily at a point more than 30 days after the effective date of registration statement by which the securities sold in the Company’s recent offering of securities are registered for resale, Mr. Spitz is entitled to the same severance benefits. In addition to the foregoing, upon our consummation of the sale of any franchise restaurant, we will pay Mr. Naddaff a fee of $10,000. To the extent any franchise transaction is a part of an Area Development Agreement, the fee will be payable to Mr. Naddaff upon consummation of the franchise sale as follows : (i) $5,000 in cash and (ii) the remaining portion in a number of shares of our common stock having an aggregate value of $5,000 on the date such fee is due. Both employment agreements provide for severance (consisting of base salary and benefits continuation) for a period of up to 12 months upon termination of the executive without cause.

The Founders and Low Fat No Fat Gourmet Café, Inc. (“LFNF”) are parties to a Joint Venture Agreement dated January 26, 2004 (the “JV Agreement”). Under the JV Agreement, LFNF granted KnowFat the exclusive right to franchise the concept of retail outlets offering food service featuring low-fat, low-carbohydrate and low-calorie food items, selected beverages and nutritional products to the general public and agreed to contribute all its trademarks, copyrights, know-how, trade secrets and other intellectual property to KnowFat. As consideration, KnowFat issued 545,454 shares of its common stock to LFNF. The JV Agreement also provides that LFNF has the right to send one attendee to meetings of the Board of directors as an observer.

On February 12, 2008, the Board of Directors approved an employment agreement with Mr. Cocotas. The agreement provides: (i) for an initial term of two years; (ii) for a base salary of $200,000 per year, plus benefits; (iii) that Mr. Cocotas is entitled to receive options to purchase 200,000 shares of the Company’s Common Stock, exercisable at $1.00 per share of Common Stock, which options shall vest in equal amounts on the first day of each month for twenty-four months following the date of the employment agreement; and (iv) that if Mr. Cocotas’ employment is terminated by him for good reason (as defined in the agreement) or by the Company because of his permanent disability (as defined in the agreement), the Company is obligated to pay severance, consisting of base salary, for a six month period.

Outstanding Equity Awards at Fiscal Year End
December 30, 2007

The following table sets forth certain information, as of December 30, 2007, concerning securities authorized for issuance under the Equity Incentive Plan.

Outstanding Equity Awards at Fiscal Year End

Name	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
George Naddaff	500,000	1,000,000(1)	-0-	$1.00	Dec. 17, 2017
Eric Spitz	125,000	125,000(1)	-0-	$1.00	Dec. 17, 2017

(1) The vesting schedule for the unexercised shares is outlined in the section entitled “Agreements with Executive Officers and Consultants” above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Directors and Officers of UFood

In May 2006, KnowFat entered into an agreement with George Naddaff, Chairman and CEO, by which Mr. Naddaff received a warrant to purchase up to 184,533 shares of KnowFat common stock in exchange for Mr. Naddaff’s personal guaranty of KnowFat’s credit obligations to the Bank.

KnowFat’s directors have received stock option grants and reimbursement of certain expenses. See the “Compensation of Directors” section of this proxy statement. Two of our directors are also executive officers. Messrs. Naddaff, Cocotas and Spitz have entered into employment agreements with us, and each receives compensation thereunder. See “Agreements with Executive Officers and Consultants” above in this proxy statement.

Transactions with Former UFood Shareholders

Prior to the closing of the merger of our wholly owned subsidiary with and into KnowFat, we transferred all of our operating assets and liabilities to a wholly owned subsidiary, Axxent Media, Inc., and contemporaneously with the closing of the merger split-off Axxent Media, Inc., through the sale of all of the outstanding shares of Axxent Media, Inc., to Brent Hahn, our former Chief Executive Officer. In connection with the split-off, 16,200,000 shares of common stock held by Mr. Hahn prior to the merger were surrendered and cancelled without further consideration.

Transactions with the Placement Agent and Its Related Parties

We retained the services of Spencer Trask Ventures, Inc. (the “Placement Agent”), as placement agent in connection with a private offering of up to 8,000,000 units of our securities, plus an over-allotment of 5,000,000 units, at a price of $1.00 per unit, to accredited investors in December 2007. Each unit consists of one share of Common Stock and a warrant to purchase one-half, or 50%, of a share of Common Stock. We paid the Placement Agent a commission of 10% of the funds raised from the investors in the offering plus an expense allowance of $190,000. In addition, the Placement Agent received warrants to purchase a number of shares of Common Stock equal to 20% of the shares of Common Stock included in the units sold to investors in the offering. As a result of the foregoing, the Placement Agent was paid commissions of $616,000 and received warrants to purchase 1,232,000 shares of Common Stock in connection with the first and second closings of the offering in December 2007. The Placement Agent was paid further commissions of approximately $478,100 and received warrants to purchase an additional 956,200 shares of Common Stock in connection with the third, fourth and fifth closings of the offering.

The Placement Agent acted as our placement agent in connection with our sale of $2,000,000 of principal amount of convertible notes, which was consummated in September and October 2007. We paid $200,000 to the Placement Agent as cash compensation for such services. In addition, we issued a warrant to purchase 800,000 shares of Common Stock at an exercise price of $1.00 per share as additional compensation. The warrants have a term of seven-years and are fully exercisable. We also paid to the Placement Agent an expense allowance of $75,000 in connection with such placement.

In August 2007, Spencer Trask Breakthrough Partners (“STBP”), a party related to the placement agent of the note offering, purchased an aggregate of 3,600,000 shares of Common Stock from various shareholders who were selling shareholders in our Form SB-2 Registration Statement that was declared effective by the SEC in August 2006. The aggregate purchase price paid to such shareholders by STBP for such shares was $525,000. In addition, STBP purchased $50,000 of our convertible notes in September 2007, which converted to 102,125 shares of Common Stock upon the consummation of the December 2007 private offering.

STBP subsequently transferred 2,400,000 shares of common stock to Spencer Trask Investment Partners, LLC, a related party to the Placement Agent, and 360,000 shares to an individual employed by the Placement Agent.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We do not have a class of equity securities registered pursuant to Section 12 of the Exchange Act and therefore our directors, executive officers and significant shareholders are not subject to beneficial ownership reporting under Section 16(a) of the Exchange Act.

STOCKHOLDER NOMINATIONS AND PROPOSALS; DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2009 ANNUAL STOCKHOLDER MEETING

To be considered for inclusion in the proxy statement relating to the Company’s annual meeting of stockholders to be held in 2009, stockholder proposals must be received no later than April 15, 2009. If the Company does not receive notice of any matter to be considered for presentation at the annual meeting, although not included in the proxy statement, by July 1, 2009, management proxies may confer discretionary authority to vote on the matters presented at an annual meeting by a stockholder in accordance with Rule 14a-14 under the Exchange Act. All stockholder proposals should be marked for the attention of:

UFood Restaurant Group, Inc.
c/o Corporate Secretary
255 Washington Street, Suite 100
Newton, MA 02458

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholders may communicate with the Board of Directors, or any of the Company’s individual directors, by sending their communications to the Board of Directors, or to any individual director, at the following address:

Board of Directors of UFood Restaurant Group, Inc.
c/o Corporate Secretary
255 Washington Street, Suite 100
Newton, MA 02458

All stockholder communications received by the Company’s Corporate Secretary will be delivered to one or more members of the Board of Directors, or, in the case of communications sent to an individual director, to such director.

OTHER BUSINESS

We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

UFOOD RESTAURANT GROUP, INC.
255 Washington Street, Suite 100
Newton, Massachusetts 02458
Proxy for Annual Meeting of Stockholders to be held August 29, 2008
Solicited on Behalf of the Board of Directors

The undersigned hereby appoint(s) George A. Naddaff and Charles Cocotas, and each of them, attorneys with full power of substitution, to vote as directed below all shares of Common Stock of UFood Restaurant Group, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held at the offices of UFood Restaurant Group, Inc. located at 255 Washington Street, Suite 100, Newton, Massachusetts, on August 29, 2008 at 10 a.m. and at any adjournment or postponement thereof.

1. Election of Directors.

☐ FOR all nominees listed below (except as marked to the contrary below)

☐  WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:

George A. Naddaff
Charles Cocotas
Robert C. Grayson
Jeffrey Ross
Mark Giresi

(Instruction: To Withhold Authority to Vote for any Individual Nominee Strike a Line Through the Nominee’s Name in the List Above.)

2. Amendment of 2007 Equity Incentive Plan to increase the number of shares of common shares available for issuance under the plan to 6,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Approval of the Ratification of Independent Registered Public Accountants.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. As Such Proxies May in Their Discretion Determine in Respect of Any Other Business Properly to Come Before Said Meeting (The Board of Directors Knowing of No Such Other Business).

The directors recommend a vote FOR items 1, 2 and 3.

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted for Items 1, 2 and 3 as proposed.

DATED August ___, 2008

Signature

Signature (if held jointly)

(Please sign exactly as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person).

PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE